SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	September 2, 2003

PDF Solutions, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-31311	25-1701361

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 West San Carlos Street, Suite 700, San Jose, CA	95110

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(408) 280-7900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release of PDF Solutions, Inc. dated September 3, 2003 regarding the revised terms of the acquisition of IDS Software Systems, Inc. by PDF Solutions, Inc.

Item 9. Regulation FD Disclosure.

     On September 3, 2003, PDF Solutions, Inc. issued a press release announcing the revised terms of its proposed acquisition of IDS Software Systems, Inc. A copy of the press release is attached as Exhibit 99.1.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDF Solutions, Inc.

	By:	/s/	P. Steven Melman

	Name:		P. Steven Melman
	Title:		Vice President, Finance and Administration and Chief Financial Officer
Dated: September 3, 2003

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EXHIBIT INDEX

Number	Exhibit

99.1	Press Release of PDF Solutions, Inc. dated September 3, 2003 regarding the revised terms of the acquisition of IDS Software Systems, Inc. by PDF Solutions, Inc.

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